Exhibit 99.1

www.centex.com
P.O. Box 199000
Dallas, Texas 75219-9000

2728 North Harwood
Dallas, Texas 75201-1516

Phone: (214) 981-5000
N e w s R e l e a s e

FOR IMMEDIATE RELEASE
For additional information, contact at (214) 981-5000:
Matthew G. Moyer, Vice President—Investor Relations
Eric Bruner, Director—Public Relations
http://www.centex.com
CENTEX REPORTS FIRST QUARTER RESULTS
DALLAS – July 24, 2007: Centex Corporation (NYSE: CTX) today reported financial results for its fiscal first quarter ended June 30, 2007.
Highlights of the quarter ended June 30, 2007 (compared to last year’s first quarter):
•	Loss from continuing operations was $1.08 per diluted share

•	Sales (orders) decreased 22% to 6,474

•	Reduced homebuilding SG&A expenses by 20%, or $80 million

•	Reduced inventory of unsold homes by 17% to 4,815

•	Homebuilding cancellation rate improved 150 bps to 31.2%
     Tim Eller, Centex Corporation Chairman and CEO, said, “In the quarter, we reduced overhead expenses and unsold inventory, and we saw an improving cancellation rate in a difficult market. We remain focused on the fundamentals: selling homes, minimizing inventory, generating cash and attacking costs.”
CORPORATE RESULTS
     Fiscal 2008’s first-quarter revenues were $1.94 billion, 31% lower than the same quarter last year. The loss from continuing operations for the first quarter was $131 million, or a loss of $1.08 per diluted share, down from earnings of $172 million, or $1.37 per diluted share, in the previous year’s fiscal first quarter. Included in the first quarter of fiscal 2008’s loss from continuing operations is $193 million on a pre-tax basis, or $0.98 per diluted share, of impairments and other land charges.
HOME BUILDING
     Fiscal 2008’s first-quarter revenues were $1.80 billion, 32% lower than the same quarter last year as a result of a 27% decrease in closings to 6,095 homes. Home building reported an operating loss of $172 million for the quarter, after $193 million in impairments and other land charges. The housing operating loss (housing revenues less housing cost of sales and SG&A) was $5 million, down from earnings of $318 million in the previous year. The decrease is a result of lower unit volume, a 5.5% decrease in the unit average sales price and higher sales incentives.

Centex Corporation, Page 2 of 2
FINANCIAL SERVICES
     Operating earnings from Financial Services totaled $15 million for the first quarter of fiscal 2008, 35% lower than the same quarter a year ago due principally to lower origination volume. CTX Mortgage originated loans for 78% of Centex Homes’ buyers during the first quarter, up one percentage point versus last year’s first quarter. Centex’s Financial Services operations provide Centex home buyers with a streamlined home-closing and settlement process.
NON-GAAP FINANCIAL MEASURES
     Explanations of non-GAAP financial measures used in this press release and the accompanying attachments, and reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures, are given in the applicable attachments.
     Centex’s senior management will conduct a conference call to discuss the first quarter fiscal year 2008 financial results at 10 a.m. Eastern Time (9 a.m. Central Time) on Wednesday, July 25. The conference call, accompanied by a slide presentation, will be webcast simultaneously on the Centex Web site at http://www.centex.com. A replay of the call, as well as the presentation, will be archived on that site.
# # #
Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Centex is discussing its beliefs, estimates or expectations. Such statements include projections, forecasts, and plans and objectives of management for future operations and operating and financial performance, as well as any related assumptions. These statements are not historical facts or guarantees of future performance but instead represent only Centex’s belief at the time the statements were made regarding future events, which are subject to significant risks, uncertainties and other factors, many of which are outside of Centex’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. These risks and uncertainties are described in greater detail in Centex’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2007 (including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), which is on file with the SEC and may be obtained free of charge through the Web site maintained by the SEC at http://www.sec.gov. The factors discussed in these reports include, but are not limited to, changes in national or regional economic or business conditions, including employment levels and interest rates, competition, customer cancellations, shortages or price changes in raw materials or labor, and other factors that could affect demand for our homes or mortgage loans or the profitability of our operations. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. Centex makes no commitment, and disclaims any duty, to update or revise any forward-looking statement to reflect future events or changes in Centex’s expectations.
NOTE ATTACHMENTS:
(1) Revenues and Earnings by Lines of Business
(2) Consolidated Balance Sheet
(3) Home Building Revenues and Earnings
(4) Supplemental Home Building Data
(5) Supplemental Home Building Segment Data
(6) Supplemental Financial Services Data
(7) Supplemental Financial Data
(8) Reconciliation of Housing/Home Building Operating Earnings
-MORE-

Attachment 1
Centex Corporation and Subsidiaries
Revenues and Earnings by Lines of Business
(Dollars in thousands, except per share data)

	Quarter Ended
	June 30,
	(unaudited)
	2007	2006 (C)	Change
Revenues
Home Building (A)	$1,803,820	$2,649,837	(32%)
Financial Services	97,966	122,741	(20%)
Other	39,629	31,322	27%

Total	$1,941,415	$2,803,900	(31%)

Operating Earnings (Loss)
Home Building (A)	$(171,779)	$311,913	(155%)
Financial Services	14,969	23,087	(35%)
Other	6,134	(1,767)	447%

Total Operating Earnings (Loss)	(150,676)	333,233	(145%)

Corporate General and Administrative Expenses (B)	(44,981)	(54,770)

Earnings (Loss) from Continuing Operations Before Income Taxes	(195,657)	278,463	(170%)

Income Tax (Provision) Benefit	64,322	(106,035)

Earnings (Loss) from Continuing Operations	(131,335)	172,428	(176%)

Earnings (Loss) from Discontinued Operations, net	3,376	(12,171)

Net Earnings (Loss)	$(127,959)	$160,257	(180%)

Earnings (Loss) Per Share — Basic
Continuing Operations	$(1.08)	$1.41	(177%)
Discontinued Operations	0.03	(0.10)

Earnings (Loss) Per Share — Basic	$(1.05)	$1.31	(180%)

Earnings (Loss) Per Share — Diluted
Continuing Operations	$(1.08)	$1.37	(179%)
Discontinued Operations	0.03	(0.10)

Earnings (Loss) Per Share — Diluted	$(1.05)	$1.27	(183%)

Average Shares Outstanding:
Basic	121,469,951	121,969,085	—%
Diluted	121,469,951	126,233,469	(4%)

(A)	See Attachment 3 for detailed home building segment revenues and earnings.

(B)	In connection with the change in the Company’s reporting segments at March 31, 2007, home building corporate general and administrative expenses have been reclassified to Corporate General and Administrative Expenses consistent with the structure of the internal organization. Prior periods have been restated accordingly.

(C)	Certain prior year items have been reclassified to conform to current period classifications.

Attachment 2
Centex Corporation and Subsidiaries
Condensed Consolidated Balance Sheet
(Dollars in millions)
(unaudited)

	June 30,	March 31,
	2007	2007
Assets
Cash -
Unrestricted	$233	$883
Restricted	147	146
Receivables -
Residential Mortgage Loans Held for Sale	1,474	1,688
Other Receivables	187	228
Inventories -
Homebuilding	8,671	8,654
Land Held Under Option Agreements not Owned	208	282
Other	16	15
Investments	274	282
Property and Equipment, net	126	136
Goodwill	222	219
Deferred Charges and Other Assets	887	667

	$12,445	$13,200

Liabilities and Stockholders’ Equity
Accounts Payable and Accrued Liabilities	$2,198	$2,344
Debt -
Non-Financial Services	3,849	3,904
Financial Services	1,457	1,663
Minority Interests	148	177
Stockholders’ Equity (A)	4,793	5,112

	$12,445	$13,200

(A)	Effective April 1, 2007, the Company adopted Financial Accounting Standards FIN 48, “Accounting for Uncertainty in Income Taxes”. The change in accounting for income taxes reduced retained earnings by $208 and stockholders’ equity by $213.

Attachment 3
Centex Corporation and Subsidiaries
Home Building Revenues and Earnings
(Dollars in thousands)

	Quarter Ended
	June 30,
	(unaudited)
	2007	2006	Change
Home Building Revenues
East	$360,776	$544,423	(34%)
Southeast	213,857	397,782	(46%)
Central	185,069	289,914	(36%)
Texas	234,733	244,356	(4%)
Northwest	395,525	504,879	(22%)
Southwest	371,204	592,033	(37%)
Other Home Building	42,656	76,450	(44%)

Total Home Building	$1,803,820	$2,649,837	(32%)

Home Building Operating Earnings (Loss) (A)
East	$18,052	$82,979	(78%)
Southeast	(13,017)	60,602	(121%)
Central	(6,367)	9,633	(166%)
Texas	14,136	20,347	(31%)
Northwest	(32,081)	73,290	(144%)
Southwest	(115,600)	48,170	(340%)
Other Home Building	(36,902)	16,892	(318%)

Total Home Building	$(171,779)	$311,913	(155%)

(A)	Operating Earnings above exclude home building corporate general and administrative expenses which have been reclassified to Corporate General and Administrative Expenses in connection with the change in the Company’s reporting segments at March 31, 2007. Further information regarding the home building reporting segments shown above may be found in Part 1, Item 1 (Business) of Centex’s Form 10-K for the fiscal year ended March 31, 2007. Prior periods have been restated accordingly.

Attachment 4
Centex Corporation and Subsidiaries
Supplemental Home Building Data
(Dollars in thousands, except per unit data)
(unaudited)
MARGIN DATA

	Quarter Ended June 30,
	2007		2006
Revenues — Housing	$1,774,738	100.0%	$2,562,058	100.0%
Cost of Sales — Housing	(1,481,351)	(83.5%)	(1,866,511)	(72.9%)

Gross Margin — Housing	293,387	16.5%	695,547	27.1%

Revenues — Land Sales & Other	29,082		87,779
Cost of Sales — Land Sales & Other	(175,567)		(104,777)

Gross Margin — Land Sales & Other	(146,485)		(16,998)

Total Gross Margin	146,902	8.1%	678,549	25.6%

Selling, General & Administrative (A)	(298,628)	(16.5%)	(377,304)	(14.2%)

Other Income (Expense) (B)	(20,053)	(1.1%)	10,668	0.4%

Operating Earnings (Loss)	$(171,779)	(9.5%)	$311,913	11.8%

Units Closed	6,095		8,318

Average Unit Sales Price	$291,179		$308,014
% Change	(5.5%)		7.6%

Average Neighborhoods	676		669
% Change	1.0%		10.6%

(A)	Selling, General & Administrative expenses above are those associated with field operations. As noted on Attachments 1 and 3, home building corporate general and administrative expenses have been reclassified to Corporate General and Administrative Expense and are no longer included in the calculation of home building operating earnings, consistent with the structure of the internal organization. Prior periods have been restated accordingly.

(B)	Other Income (Expense) includes earnings (loss) from unconsolidated entities of ($25,353) and $5,505, respectively.
IMPAIRMENTS AND WRITE-OFFS

	Quarter Ended June 30,
	2007	2006	Change
Impairment Charges	$142,592	$—	—%
Write-offs of Land Deposits and Pre-Acquisition Costs	22,870	36,302	(37%)
Share of Joint Venture Impairments	27,050	—	—%

Total Impairments and Write-offs	$192,512	$36,302	430%

LOT POSITION

	As of June 30,
	2007	2006	Change
Lot Owned and Controlled:

Lots Owned	96,365	112,976	(15%)

Lots Controlled	54,348	169,614	(68%)

Total	150,713	282,590	(47%)

Attachment 5
Centex Corporation and Subsidiaries
Supplemental Home Building Data
Housing Activity by Geographic Area
(Unaudited)

				Housing Revenues
	Closings (Units)			(Dollars in thousands)
	Quarter Ended June 30,			Quarter Ended June 30,
	2007	2006	Change	2007	2006	Change
East	1,119	1,653	(32%)	$354,873	$543,973	(35%)
Southeast	716	1,193	(40%)	208,123	371,008	(44%)
Central	868	1,320	(34%)	183,020	288,265	(37%)
Texas	1,400	1,506	(7%)	232,391	233,178	—%
Northwest	987	1,090	(9%)	392,558	493,362	(20%)
Southwest	895	1,364	(34%)	367,931	574,736	(36%)
Other Home Building	110	192	(43%)	35,842	57,536	(38%)

	6,095	8,318	(27%)	$1,774,738	$2,562,058	(31%)

	Sales (Orders) Backlog			Sales (Orders) Backlog
	(Units)			(Dollars in thousands)
	As of June 30,			As of June 30,
	2007	2006	Change	2007	2006	Change
East	2,011	2,969	(32%)	$668,842	$1,013,154	(34%)
Southeast	1,546	3,292	(53%)	456,564	1,115,712	(59%)
Central	1,849	2,250	(18%)	372,790	466,242	(20%)
Texas	2,055	2,517	(18%)	340,234	390,076	(13%)
Northwest	1,732	2,270	(24%)	720,533	1,017,648	(29%)
Southwest	1,705	3,138	(46%)	600,143	1,431,164	(58%)
Other Home Building	132	883	(85%)	49,067	312,330	(84%)

	11,030	17,319	(36%)	$3,208,173	$5,746,326	(44%)

	Sales (Orders) (Units)
	Quarter Ended June 30,
	2007	2006	Change
East	1,282	1,549	(17%)
Southeast	743	1,017	(27%)
Central	973	1,308	(26%)
Texas	1,435	1,834	(22%)
Northwest	914	1,146	(20%)
Southwest	1,097	1,329	(17%)
Other Home Building	30	67	(55%)

	6,474	8,250	(22%)

Attachment 6
Centex Corporation and Subsidiaries
Supplemental Financial Services Data
(Unaudited)
CTX Mortgage Company

	Quarter Ended June 30,
	2007	2006	Change
Originations
Builder	4,541	6,065	(25%)
Retail	7,451	8,917	(16%)

Total	11,992	14,982	(20%)

Loan Volume (in billions)	$2.77	$3.49	(21%)

Average Loan Size	$231,000	$232,800	(1%)

Attachment 7
Centex Corporation and Subsidiaries
Supplemental Financial Data — Debt-to-Capitalization Ratio
(Dollars in millions)
(Unaudited)

	As of June 30, 2007	As of March 31, 2007	As of June 30, 2006
Consolidated Debt/Capitalization (A)
Debt	$5,306	$5,567	$6,548
Minority Interests	148	177	421
Less Minority Interests on Lot Options (C)	(124)	(153)	(386)
Stockholders’ Equity	4,793	5,112	5,023

Capitalization	10,123	10,703	11,606
Less Unrestricted Cash	(233)	(883)	(84)

Net Capitalization	$9,890	$9,820	$11,522

Consolidated Debt-to-Capitalization Ratio	52.4%	52.0%	56.4%

Consolidated Net Debt-to-Capitalization Ratio (D)	51.3%	47.7%	56.1%

Debt/Capitalization, Excluding Financial Services (B)
Debt	$3,849	$3,904	$4,842
Minority Interests	148	176	420
Less Minority Interests on Lot Options (C)	(124)	(153)	(386)
Stockholders’ Equity	4,793	5,112	5,023

Capitalization	8,666	9,039	9,899
Less Unrestricted Cash	(229)	(871)	(73)

Net Capitalization	$8,437	$8,168	$9,826

Debt-to-Capitalization Ratio	44.4%	43.2%	48.9%

Net Debt-to-Capitalization Ratio (D)	42.9%	37.1%	48.5%

(A)	Consolidated capitalization includes debt, minority interest (excluding lot options), and stockholders’ equity, including Financial Services.

(B)	Capitalization includes debt, minority interest (excluding lot options), and stockholders’ equity. Capitalization presented above reflects Financial Services on an equity basis and does not include debt or minority interests attributable to Financial Services.

(C)	Pursuant to the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 46, “Consolidation of Variable Interest Entities,” as revised (“FIN 46”), the Company consolidates certain lot option agreements and records the deposit and remaining purchase price related to these options as land held under option agreements not owned with a corresponding increase in minority interests. These minority interests are excluded from the debt-to-capitalization ratio as the Company is not obligated to purchase the properties and pay these amounts.

(D)	Net debt-to-capitalization ratios are provided reflecting net capitalization, including net debt (debt less unrestricted cash), minority interest (excluding lot options), and stockholders’ equity. We believe this ratio reflects the debt/capitalization structure in a more inclusive manner as unrestricted cash could be applied to reduce debt at quarter end.

Debt-to-capitalization is a common financial ratio used in the homebuilding industry to evaluate debt capacity and leverage.

Attachment 8
Centex Corporation and Subsidiaries
Reconciliation of Housing/Home Building Operating Earnings
(Dollars in thousands)
(unaudited)

	Quarter Ended June 30,
	2007		2006
HOME BUILDING

Revenues — Housing	$1,774,738	100.0%	$2,562,058	100.0%
Cost of Sales — Housing	(1,481,351)	(83.5%)	(1,866,511)	(72.9%)

Gross Margin — Housing	293,387	16.5%	695,547	27.1%

Selling, General & Administrative	(298,628)	(16.8%)	(377,304)	(14.7%)

Housing Operating Earnings (Loss) (A)	(5,241)	(0.3%)	318,243	12.4%

Revenues — Land Sales & Other	29,082		87,779
Cost of Sales — Land Sales & Other	(175,567)		(104,777)

Gross Margin — Land Sales & Other	(146,485)		(16,998)

Other Income (Expense)	(20,053)		10,668

Operating Earnings (Loss)	$(171,779)	(9.5%)	$311,913	11.8%

(A)	Housing Operating Earnings is defined as housing revenues less housing cost of sales less selling, general & administrative expenses. Housing Operating Margin is defined as housing operating earnings divided by total housing revenues.